UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________
FORM 8-K
__________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 12, 2023
WD-40 COMPANY
(Exact Name of Registrant as specified in its charter)
__________

Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number) WD 40 CO (Commission Company Name)	(I.R.S. Employer Identification Number)
9715 Businesspark Avenue, San Diego, California 92131
(Address of principal executive offices, with zip code)
(619) 275-1400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.001 per share	WDFC	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) The Amended and Restated 2016 Stock Incentive Plan was adopted by the Board of Directors (“Board”) of WD-40 Company (“Company”) on October 5, 2023, subject to stockholder approval at the Annual Meeting of Stockholders (“Annual Meeting”). As noted below under Item 5.07, at the Annual Meeting the Company held on December 12, 2023, the Company’s stockholders approved the Company’s Amended and Restated 2016 Stock Incentive Plan, which then became effective.

Summary of Material Amendments

The Amended and Restated 2016 Stock Incentive Plan includes the following material changes to the Company’s 2016 Stock Incentive Plan (“2016 Plan”):

a.    Increase in Share Reserve. The Amended and Restated 2016 Stock Incentive Plan provides for an increase of 1,000,000 shares over the number of shares of common stock that had been available for issuance under the 2016 Plan.

b.    Individual Award Limits. The Amended and Restated 2016 Stock Incentive Plan continues to include the limits on the size of awards that an individual may receive each calendar year, provided that the limits on Full Value Awards that may be granted to any participant in the Amended and Restated 2016 Stock Incentive Plan in any calendar year increases to 60,000 shares (and such limit increases to 120,000 shares during the calendar year in which an employee commences employment).

c.    Prohibition on Liberal Share Recycling. The following shares are not returned to the share reserve under the Amended and Restated 2016 Stock Incentive Plan: (1) shares of common stock delivered by the grantee or withheld by us as payment of the exercise price in connection with the exercise of stock options (“Options”) or payment of the tax withholding obligation in connection with any award under the Amended and Restated 2016 Stock Incentive Plan (“Awards”); (2) shares purchased on the open market with the cash proceeds from the exercise of Options; and (3) shares subject to a stock appreciation right (“SAR”) that are not issued in connection with the stock settlement of the SAR on its exercise.

d.    Limits on Dividends and Dividend Equivalents. Dividends and dividend equivalents are not paid on Awards subject to vesting conditions unless and until such conditions are met. In addition, the Amended and Restated 2016 Stock Incentive Plan does not permit dividend equivalents to be payable with respect to Options or SARs.

e.    Removal of Fixed Term; Extension of Time Period for Granting Incentive Stock Options (“ISOs”). The Amended and Restated 2016 Stock Incentive Plan does not have a fixed term and permits the granting of Options that are intended to qualify as ISOs, as defined under Section 422 of the Internal Revenue Code (“Code”), through October 5, 2033, which is the 10th anniversary of the date the Board adopted the Amended and Restated 2016 Stock Incentive Plan.

f.    ISO Limit. The Amended and Restated 2016 Stock Incentive Plan provides that no more than 2,000,000 shares may be issued pursuant to ISOs granted thereunder. The Company has not issued any ISOs or Options under the 2016 Plan, and the Company does not presently intend to issue ISOs or Options.

g.    Removal of 162(m) Provisions. Section 162(m) of the Code, prior to the Tax Cuts and Jobs Act of 2017 (the “TCJA”), allowed performance-based compensation that met certain requirements to be tax deductible regardless of amount. This qualified performance-based compensation exception was repealed as part of the TCJA. Certain provisions were removed from the Amended and Restated 2016 Stock Incentive Plan which were otherwise required for awards to qualify as performance-based compensation under the Section 162(m) exception prior to its repeal.

h.    Other Updates. The Amended and Restated 2016 Stock Incentive Plan contains other minor, technical, or administrative updates.

A description of the material terms of the Amended and Restated 2016 Stock Incentive Plan was included in the Company’s Definitive Proxy Statement (“Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission on November 2, 2023. The foregoing and the description in the Proxy Statement are not complete summaries of the terms of the Amended and Restated 2016 Stock Incentive Plan and are qualified by reference to the full text of the Amended and Restated 2016 Stock Incentive Plan, a copy of which was included as Appendix A to the Proxy Statement, and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 12, 2023, the Company held its Annual Meeting in a virtual meeting format via webcast. At the Annual Meeting, the holders of 12,643,978 shares of common stock, which represent over 93% of 13,556,684 outstanding shares entitled to vote as of the record date of October 16, 2023, were represented virtually or by proxy. The proposals are described in more detail in the Company’s Proxy Statement. The matters voted upon at the Annual Meeting and the voting results are set forth below.

1.    Election of Directors: The Company’s stockholders elected the following directors to each serve until the next Annual Meeting or until a successor is duly elected and qualified. The voting results were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Steven A. Brass	10,876,260	123,714	17,148	1,626,856
Cynthia B. Burks	10,860,604	147,261	9,257	1,626,856
Daniel T. Carter	10,860,144	147,547	9,431	1,626,856
Eric P. Etchart	10,845,004	163,187	8,931	1,626,856
Lara L. Lee	10,850,040	158,761	8,321	1,626,856
Edward O. Magee, Jr.	10,843,646	160,389	13,087	1,626,856
Trevor I. Mihalik	10,847,894	160,080	9,148	1,626,856
Graciela I. Monteagudo	10,803,773	195,849	17,500	1,626,856
David B. Pendarvis	10,852,872	141,575	22,675	1,626,856
Gregory A. Sandfort	10,672,807	334,797	9,518	1,626,856
Anne G. Saunders	10,810,082	188,375	18,665	1,626,856

2.    Advisory Vote to Approve Executive Compensation: The Company’s stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,653,724	333,895	29,503	1,626,856

3.    Advisory Vote on the Frequency of Future Advisory Votes Executive Compensation: The Company’s stockholders voted to recommend, by advisory vote, that future advisory votes on the compensation paid to the Company’s named executive officers (“NEO”) be held every year. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
10,775,725	18,994	196,750	25,654	1,626,856

Based upon the results set forth above, and consistent with the Board’s recommendation since 2011, the Company will continue to include an advisory vote on NEO compensation in the Company’s proxy statement every year until the next required vote on the frequency of such votes.

4.    Approval of the Company’s Amended and Restated 2016 Stock Incentive Plan: The Company’s stockholders approved the Amended and Restated 2016 Stock Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,778,391	209,695	29,036	1,626,856

5.    Ratification of Appointment of Independent Registered Public Accounting Firm: The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstain
10,837,386	1,794,958	11,634

There were no broker non-votes on this proposal.

Item 8.01.	Other Events.

On December 12, 2023, the Company issued a press release announcing that the Board declared a quarterly dividend of $0.88 per share on the Company’s common stock, reflecting an increase of 6% compared to last quarter’s dividend. The dividend is payable January 31, 2024 to stockholders of record at the close of business on January 19, 2024. The Company also announced that it had scheduled its first fiscal quarter 2024 earnings conference call to be held on January 9, 2024 at 2:00 p.m., PST.

The full text of the press release is furnished herewith as Exhibit 99.1, and the press release is incorporated by reference into this Item 8.01.

The information in Item 8.01, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and is not deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release Announcing Dividend Increase and Scheduling of Earnings Call, dated December 12, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company

(Registrant)

Date: December 18, 2023	/s/ PHENIX Q. KIAMILEV
Phenix Q. Kiamilev

Vice President, General Counsel and

Corporate Secretary